UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934


                          Date of Report: March 4, 2004
                        (Date of earliest event reported)



                                INTEL CORPORATION
             (Exact name of registrant as specified in its charter)


    Delaware                              0-06217               94-1672743
    --------                               ------               ----------
   (State of                            (Commission           (IRS Employer
 incorporation)                          File Number)       Identification No.)



  2200 Mission College Blvd., Santa Clara, California          95052-8119
  ---------------------------------------------------          ----------
        (Address of principal executive offices)               (Zip Code)



                                 (408) 765-8080
              (Registrant's telephone number, including area code)

         Item 9.     REGULATION FD DISCLOSURE

                     Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Intel Corporation's announcement regarding an update to forward-looking statements relating to 2004 and the first quarter of 2004 as presented in a press release of March 4, 2004. The information in this report shall be deemed incorporated by reference into any registration statement heretofore and hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superceded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           INTEL CORPORATION
                                           (Registrant)


Date: March 4, 2004                  By:   /s/ Andy D. Bryant
                                          -------------------
                                          Andy D. Bryant
                                          Executive Vice President,
                                          Chief Financial Officer and
                                          Principal Accounting Officer